UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 17, 2010 (March 17, 2010)
Travelport Limited
(Exact name of Registrant as specified in its charter)

Bermuda (State or other jurisdiction of incorporation)	333-141714 (Commission File No.)	98-0505100 (I.R.S. Employer Identification Number)

405 Lexington Avenue New York, NY 10174 (Address of principal executive office)
Registrant’s telephone number, including area code (212) 915-9150
N/A
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On March 17, 2010, we reported our fourth quarter and full year 2009 results. Our fourth quarter and full year 2009 results are discussed in detail in the press release attached hereto as Exhibit 99.1.
The information in this item, including Exhibit 99.1, is being furnished, not filed. Accordingly, the information in this item will not be incorporated by reference into any registration statement filed by Travelport Limited under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference therein.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
The following exhibits are filed as part of this report:

Exhibit No.	Description
99.1	Press Release dated March 17, 2010.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRAVELPORT LIMITED
By:	Philip Emery
Philip Emery
Executive Vice President and Chief Financial Officer

Date: March 17, 2010

TRAVELPORT LIMITED
CURRENT REPORT ON FORM 8-K
Report Dated March 17, 2010 (March 17, 2010)
EXHIBIT INDEX

99.1	Press Release dated March 17, 2010.